UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 6, 2010

HEALTHTRONICS, INC.

(Exact name of registrant as specified in its charter)

Georgia	000-30406	58-2210668

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9825 Spectrum Drive,
Building 3
Austin, Texas 78717

(Address of principal executive offices including Zip Code)

(512) 328-2892

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 6, 2010, HealthTronics, Inc. (the “Company”) held its 2010 annual meeting of shareholders. The following matters were submitted to a vote of the shareholders:
(1) Election of six director nominees. All nominees were elected. Final voting results were as follows:

Name of Nominee	Votes For	Votes Withheld
R. Steven Hicks	21,624,079	8,900,783
Donny R. Jackson	22,124,624	8,400,238
Timothy J. Lindgren	20,692,664	9,832,198
Kenneth S. Shifrin	27,895,013	2,629,849
Argil J. Wheelock, M.D.	29,911,224	613,638
James S.B. Whittenburg	29,924,363	600,499

(2) Ratification of the appointment of Ernst & Young LLP to act as the independent registered public accounting firm of the Company for 2010. This matter was approved by the shareholders. Final voting results were as follows:

Votes For	39,169,590
Votes Against	113,684
Abstentions	11,983

There were no broker non-votes for either of the matters listed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHTRONICS, INC. (Registrant)

Date: May 12, 2010	By:	/s/ Richard A. Rusk

	Name: Title:	Richard A. Rusk Chief Financial Officer and Vice President